UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HEALTHCARE TRUST, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! HEALTHCARE TRUST, INC. 650 FIFTH AVE, 30TH FLOOR NEW YORK, NY 10019 HEALTHCARE TRUST, INC. 2023 Annual Meeting Vote by May 31, 2023 11:59 PM ET You invested in HEALTHCARE TRUST, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 1, 2023. Vote Virtually at the Meeting June 1, 2023 1:00 p.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/HTI2023 Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com/HTI Control # V15211-P91619 Get informed before you vote View the Proxy Statement and the Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 18, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com/HTI, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com/HTI Voting Items Board Recommends V15212-P91619 Prefer to receive an email instead? While voting on www.ProxyVote.com/HTI, be sure to click “Delivery Settings”. 1. Election of Directors Nominees for Class III Directors: 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for the year ending December 31, 2023. 3. A proposal to adopt a non-binding advisory resolution approving the executive compensation for our named executive officers as described herein. 4. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any postponement or adjournment thereof in the discretion of the proxy holder. 1a. Edward M. Weil, Jr. 1b. Leslie D. Michelson NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For For